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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 14, 2005


                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
             (Exact name of Registrant as Specified in its Charter)

           INDIANA                     333-06489                 43-1664986
           INDIANA                                               35-2100872
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)


                         301 FREMONT STREET, 12TH FLOOR
                             LAS VEGAS, NEVADA 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 388-2224

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

Effective June 14, 2005, Patrick Cruzen joined the board of directors (the "Board") of The Majestic Star Casino, LLC (the "Company") to fill a newly created directorship. Mr. Cruzen currently serves as the chair of the Board's audit committee and as a member of the compensation committee of the Board.

Mr. Cruzen is the Chief Executive Officer and a principal of Cruzen & Associates, an executive search and consulting firm specializing in the gaming, gaming supply, hospitality and lottery industries. Prior to forming Cruzen & Associates, Mr. Cruzen, who is a CPA, held several senior executive positions at various prominent gaming properties. With 25 years of industry experience, Mr. Cruzen made significant contributions to some well-known gaming companies in the areas of finance, operations and strategic planning. Mr. Cruzen currently serves on the Audit Committee of two other Boards.

Mr. Barden commented, "I am very excited about Pat joining our Board and impressed by the contributions that he has made to date. He has a wealth of gaming expertise which will assist us tremendously as we position the Company for continued growth."

There are no arrangements or understandings between Mr. Cruzen and any other person pursuant to which he was selected as a director (other than director fees paid by the Company). Mr. Cruzen is not a party to a transaction with the Company that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 26, 2005               THE MAJESTIC STAR CASINO, LLC

                               By:    /s/ Jon S. Bennett
                                     ----------------------------------------
                                     Jon S. Bennett, Vice President and Chief
                                     Financial Officer

                               THE MAJESTIC STAR CASINO CAPITAL CORP.


                               By:    /s/ Jon S. Bennett
                                     ----------------------------------------
                                     Jon S. Bennett, Vice President and Chief
                                     Financial Officer